SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No. ____)


Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting material pursuant to [ ] 240.14a-11(c) or [ ] 240.14a-12

                              ORALABS HOLDING CORP.
                   ------------------------------------------
                  (Name of Registrant as Specified in Charter)


      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1)       Title of each class of securities to which transaction applies:

2)       Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)       Proposed maximum aggregate value of transaction:

5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount previously paid:

2)       Form, Schedule or Registration Statement Number:

3)       Filing party:

4)       Date filed:

                              ORALABS HOLDING CORP.
                             2901 South Tejon Street
                            Englewood, Colorado 80110

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ----------------------

                                  May 22, 2002

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ORALABS HOLDING CORP. (the "Company") will be held at the Company's offices at 2901 South Tejon Street, Englewood, Colorado 80110, on Wednesday, May 22, 2002, at 2:00 p.m., for the following purposes:

     1. To elect four Directors;

     2. To ratify the action of the Board of Directors pursuant to the recommendation of the Audit Committee in selecting Ehrhardt Keefe Steiner & Hottman P.C. as the Company's independent auditors for the fiscal year ending December 31, 2002; and

     3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on April 2, 2002 as the record date for determining all stockholders entitled to receive notice of the Annual Meeting and to vote at such meeting or any adjournment(s) thereof.

     The Board of Directors appreciates and welcomes stockholder participation in the Company's affairs. Whether or not you plan to attend the Annual Meeting, please vote by completing, signing and dating the enclosed proxy and returning it promptly to the Company in the enclosed self-addressed, postage-prepaid envelope. If you attend the meeting, you may revoke your proxy and vote your shares in person.

                                            By Order of the Board of Directors,




                                            /s/  Michael I. Friess
                                            -----------------------------------
                                                 Michael I. Friess
                                                 Secretary

April 30, 2002

                              ORALABS HOLDING CORP.
                             2901 South Tejon Street
                            Englewood, Colorado 80110

                             ----------------------

                                 PROXY STATEMENT

                             ----------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 22, 2002


General Information

     This Proxy Statement is furnished to the stockholders of OraLabs Holding Corp., a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the Annual Meeting of Stockholders of the Company to be held on May 22, 2002, and any adjournment(s) thereof (the "Annual Meeting"). A copy of the notice of meeting, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 (which also comprises the Company's Annual Report) and form of proxy statement are first being sent to stockholders on or about April 30, 2002.

     Only stockholders of record at the close of business on April 2, 2002, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting. On the record date, there were issued and outstanding 9,160,755 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"). Each share of Common Stock entitles the holder to one vote with respect to each of the matters to be voted upon at the Annual Meeting. The Common Stock is the only class of outstanding securities of the Company entitled to vote at the Annual Meeting.

     Presence in person or by proxy of the holders of 4,580,378 shares of Common Stock will constitute a quorum at the Annual Meeting. Assuming a quorum is present, the affirmative vote of the holders of at least a majority of votes present and entitled to be cast at the Annual Meeting is required for (i) the election of Directors, (ii) the ratification of the selection of Ehrhardt Keefe Steiner & Hottman P.C. as independent auditors for the current fiscal year, and
(iii) except as otherwise required by Colorado law or the Company's Articles of Incorporation or Bylaws, any other matters that properly come before the meeting. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder's shares will not be voted on such matter. Abstentions may be specified on all proposals submitted to a stockholder vote other than the election of directors. Abstentions will be counted as present or represented and entitled to vote for purposes of determining the existence of a quorum regarding the proposal on which the abstention is noted, but will not be considered as votes cast in determining whether a matter has been approved by the stockholders. A proxy submitted by a stockholder also may indicate that all or a portion of the shares represented by such proxy are not being voted by such stockholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote shares held in street name on certain matters in the absence of instructions from the beneficial owner of the shares.

     If a proxy in the accompanying form is properly executed and returned, the shares represented thereby will be voted as instructed in the proxy. If no instructions are given, the persons named in the proxy intend to vote in favor of (i) the nominees for election as Directors as set forth below and (ii) the ratification of the selection of Ehrhardt Keefe Steiner & Hottman P.C. as independent auditors for the current fiscal year.

     Brokers holding shares in street name, who do not receive instructions, are entitled to vote on the election of Directors and ratification of the appointment of the independent auditors, since such matters are considered to be routine. Since a broker is not required to vote shares held in "street name" in the absence of instructions from the beneficial stockholder, a stockholder's failure to instruct his broker may result in the stockholder's shares not being voted.

     Each proxy granted may be revoked by the person granting it at any time (i) by giving written notice to such effect to the Secretary of the Company, (ii) by execution and delivery of a proxy bearing a later date, or (iii) by attendance and voting in person at the Annual Meeting, except as to any matter upon which, prior to such revocation, a vote shall have been taken pursuant to the authority conferred by such proxy. The mere presence at the Annual Meeting of a person appointing a proxy does not revoke the appointment.


                              ELECTION OF DIRECTORS

Nominees

     The Bylaws of the Company provides that the number of Directors of the Company shall be fixed by resolution of the Board of Directors. Such number currently has been fixed at four persons. At the Annual Meeting, four persons will be elected to the Board of Directors to serve until the next annual meeting and until their successors have been elected and qualify. The persons named as proxies in the accompanying proxy intend to vote FOR these nominees of the Board of Directors or, if any of the nominees should be unable to serve, for such substitute nominee(s) as the Board of Directors then may propose.

     The following table sets forth information about the nominees, each of whom is currently serving as a Director of the Company:

                                                                      Year First
                                                                      Elected to
                                                                      Board of
               Name            Age     Positions with the Company     Directors
               ----            ---     --------------------------     ---------

     Gary H. Schlatter(2)......45      Chairman of the Board, Chief      1997
                                       Executive Officer, Director

     Allen R. Goldstone(2).....49      Director                          1997

     Michael I. Friess.........52      Director(1), Secretary            1997

     Robert C. Gust............45      Director(1)                       2000

------------------

1    Audit Committee member

2    See "Certain Relationships and Related Transactions" below.

     Mr. Schlatter and Mr. Goldstone were elected to their positions in May 1997 upon consummation of the transaction by which the Company's subsidiary, OraLabs, Inc., was acquired by SSI Capital Corp. (the Company's predecessor). Mr. Friess was appointed as a Director on September 8, 1997. All directors serve as such until their successors are elected and qualified. No family relationship exists among the Directors or between any of such persons and the Executive Officers of the Company. Mr. Goldstone resigned from the Board on August 24, 1999, shortly after the completion of the transaction under which the Company obtained a minority interest in a company that acquired Pecos Pharmaceuticals (see, "Certain Relationships and Related Transactions"). Mr. Goldstone was reappointed to the Board on December 30, 1999.

     Gary H. Schlatter is the founder (in 1990) of the Company's subsidiary, OraLabs, Inc., and has served as the President, Chief Executive Officer, Treasurer and Secretary of the subsidiary since that time. He also serves in the positions listed in the above table with respect to the Company. Mr. Schlatter holds his offices (other than the position of director) pursuant to an employment agreement (see, "Executive Compensation").

     Michael Friess is a self-employed attorney licensed to practice law in the state of Colorado. He was a partner from January 1983 to December 1993 in the New York City law firm of Schulte, Roth & Zabel, where his practice emphasized taxation.

     Allen R. Goldstone is the managing member of Creative Business, LLC, a company that is engaged in business consultation, and he has held that position since 1998 (and prior thereto he was and still serves as president of Creative

Business Strategies, Inc., another business consulting firm). Mr. Goldstone has also served as a management consultant since 1988. For calendar year 1997, Mr. Goldstone was an employee of the Company's subsidiary, in which capacity he was in charge of investor relations.

     Robert C. Gust is the co-founder (January 2002) and Partner of Apogee Group, a business brokerage and consulting firm. From April 1997 to December 2001, Mr. Gust was co-founder and Senior Vice-President of Business Development for Protocol Communications, Inc., a Massachusetts company engaged in the business of owning and operating integrated marketing services companies. From June 1993 until the formation of Protocol Communications, Inc., Mr. Gust was Vice-President of Sales (North America) for Indigo America.

     The Board of Directors recommends that stockholders vote FOR the election of each of the nominees named herein.

Additional information with respect to the Board of Directors.

     The Company has a standing Audit Committee consisting of Michael I. Friess and Robert C. Gust. The Audit Committee reviews the consolidated financial statements and independent auditors' report, including recommendations from the independent auditors regarding internal controls and other matters. The Audit Committee held one meeting during fiscal year 2001 to discuss the financial statements to be part of the Company's Form 10-KSB for fiscal year 2000, and held one meeting with the Company's independent auditors with respect to the Company's Annual Report on Form 10-KSB for fiscal year 2001.

     The Board of Directors adopted a written charter for the Audit Committee in May 2000. A report of the Audit Committee is found under the heading "Audit Committee Report" below.

     During the fiscal year ended December 31, 2001, the Board of Directors did not meet in person but met by telephone conference three (3) times, and each Director participated in all of the meetings. The Board also took action on several occasions without a formal meeting.

Audit Committee Report

     The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition (two independent directors) satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that audit committee members be "independent directors" as that term is defined by those rules.

     In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A attached to this Proxy Statement), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee reviewed and discussed the audited financial statements with management, discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61 (communications with audit committees), reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors their independence.

     Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission.

                                                      Audit Committee

                                                      Michael I. Friess
                                                      Robert C. Gust

Section 16(a) Beneficial Ownership Reporting Compliance.

     Section 16(a) of the Securities and Exchange Commission requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our securities. The Company believes that, during fiscal year 2001, its directors, executive officers and 10% owners complied with all Section 16(a) filing requirements with the following exception: a late report for Robert Gust regarding sales of shares.

Executive Officers and Significant Employees.

     The following table sets forth information about the executive officers and significant employees of the Company:

               Name             Age             Positions with the Company
               ----             ---             --------------------------

     Gary H. Schlatter(1).......45          Chief Executive Officer, President,
                                             Treasurer

     Emile (Red) Jordan.........43          Comptroller, Chief Financial
                                             Officer/ Chief Operating Officer

     Christopher Farnworth......46          Technical Director for OraLabs, Inc.
                                             (subsidiary of Company)

------------------

1 See description of Mr. Schlatter below the table of Nominees to the Board of Directors, above.

     Mr. Jordan has served as the Comptroller of the Company since May 1997. He has served as Comptroller of the subsidiary, OraLabs, on a full time basis since April 1, 1994. Mr. Jordan is the Chief Operating /Chief Financial Officer of the Company. Mr. Jordan was elected to his position by the Board of Directors of the Company and holds his office at the discretion of the Board of Directors or until his earlier death or resignation.

     Although Mr. Farnworth is not an executive officer of the Company or of the Company's subsidiary, in his capacity as Technical Director of the subsidiary, he makes a significant contribution to the business of the Company. In such capacity, Mr. Farnworth is responsible for engineering and maintenance of the Company's production equipment. He has served in the capacity of Technical Director of the subsidiary since September 1996, and he began working for OraLabs in 1992.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Gary H. Schlatter is the owner of the property leased by OraLabs (the Company's subsidiary) which serves as the Company's headquarters, manufacturing facility and one of OraLabs' two warehouse facilities. The lease expires in August 2005, and rent paid in 2001 was $96,000. Mr. Schlatter, through an entity, is also the owner of property leased by OraLabs that serves as its second warehouse facility. That lease expires in June 2003, and rent paid in 2001 was $133,800. The Company believes that its rental rates are comparable to that which would be paid to unaffiliated parties, and the Company believes that if the leases were not to be renewed, the Company could obtain alternative space.

     In August 1999, the Company completed a transaction by which the Company received a minority interest in an entity formed to acquire Pecos Pharmaceuticals, which is engaged in the sale of nutritional supplements. The Company agreed that Creative Business, LLC, an entity owned by Allen R. Goldstone, was entitled to a brokerage fee for its services in presenting the opportunity of the transaction to the Company and assisting in closing the transaction on terms favorable to the Company. Under the Agreement, Creative Business, LLC received a fee of $125,000 as well as a 25% interest in any distributions that the Company thereafter received as a result of its ownership interest acquired in the transaction. The Company sold its interest in the first quarter of 2001 and Creative Business, LLC received $253,750 as its 25% share.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of April 19, 2002, information regarding the beneficial ownership of Common Stock (i) by each Director (each of whom is a nominee for election at the Annual Meeting), (ii) by each Executive Officer listed in the Summary Compensation table below, (iii) by all Directors and current Executive Officers as a group (four (4) persons), and (iv) by each person or group known by the Company to own beneficially in excess of five percent (5%) of the Common Stock:

              Name and Address           Amount and Nature of          Percent
            of Beneficial Owner (5)      Beneficial Ownership          of Class
            -------------------          --------------------          --------

          Gary H. Schlatter               7,458,700 shares(1)           81.4%(1)
          2901 South Tejon Street
          Englewood, Colorado 80110

          Allen R. Goldstone                 70,000 shares(2)             *
          5353 Manhattan Circle
          Suite 201
          Boulder, Colorado 80303

          Michael I. Friess                  48,500 shares(3)             *
          5353 Manhattan Circle
          Suite 201
          Boulder, Colorado 80303

          Robert C. Gust                     33,250 shares(4)             *
          7N551 Cloverfield Circle
          St. Charles, IL 60175

          All directors and executive     7,610,450 shares(1,2,3,4)     82.6%
            officers as a group (four persons)

*    Less than one percent

------------------

1 Includes 200,000 shares held by The Schlatter Family Partnership, of which Gary H. Schlatter and his spouse are the general partners. Mr. Schlatter's spouse may be deemed the beneficial owner of some or all of the shares. Does not include 48,800 shares that Mr. Schlatter's spouse has the right to acquire on April 19, 2002, or within sixty (60) days thereafter, pursuant to outstanding options.

2 Includes 10,000 shares that he has the right to acquire on April 19, 2002, or within sixty (60) days thereafter, pursuant to outstanding options.

3 Includes 32,500 shares that he has the right to acquire on April 19, 2002 or within sixty (60) days thereafter, pursuant to outstanding options.



4 Includes 11,250 shares that he has the right to acquire on April 19, 2002 or within sixty (60) days thereafter, pursuant to outstanding options.

5 Unless otherwise noted, the stockholders identified in this table have sole voting and investment power. The sole person known to the Company to be the beneficial owner of more than five percent (5%) of the class of outstanding stock is Gary H. Schlatter, whose address is c/o OraLabs Holding Corp., 2901 South Tejon Street, Englewood, Colorado 80110.

Change in Control.

     The Company does not know of any arrangements, including a pledge by any person of securities of the Company, the operation of which at a subsequent date may result in a change in control of the Company.

                             EXECUTIVE COMPENSATION

     The following table sets forth information regarding compensation for services rendered, in all capacities, awarded or paid to or earned by the Chief
Executive Officer of the Company during the last three fiscal years and to Emile
J. Jordan, the only other executive officer of the Company who received a total annual salary and bonus in excess of $100,000 during the fiscal year ended
December 31, 2001.

                                         Summary Compensation Table

                                           Annual Compensation                     Long Term Compensation
                                           -------------------                    ------------------------
       Name and                                                                              Shares Under-
  Principal Position       Year     Salary ($)     Bonuses ($)      Other ($)     Other     lying Options(1)
  ------------------       ----     ----------     -----------      ---------     -----     ---------------
Gary H. Schlatter,         2001      314,856         355,000         25,147(3)      0          61,000(1)

Chief Executive            2000      272,000         50,200          35,705(3)      0          61,000(1)

Officer                    1999      239,038            0            26,887(2)      0          61,000(1)

Emile J. Jordan4           2001       77,038         44,636             0           0          51,000



(1) Includes 61,000 shares underlying 61,000 options granted in the fiscal year ended December 31, 1997 to Mr. Schlatter's spouse under the Company's 1997
     Stock Plan. Beneficial ownership of such securities is disclaimed by Mr.
     Schlatter.

(2) Includes expenses for automobiles and related insurance and other automobile expenses.

(3) Includes expenses for automobiles and related insurance and other automobile expenses, as well as payments made to a company owned by Mr.
     Schlatter for computer equipment and furniture.

(4) Mr. Jordan's total annual salary and bonus was not in excess of $100,000 during each of the two preceding two fiscal years.

                                       8

Standard Compensation Arrangements for Directors

     The directors other than Mr. Schlatter are compensated monthly for services provided as directors. Currently, all three non-employee directors receive $2,000 monthly as directors fees. The Company may modify those arrangements at any time. Except as stated in "Other Compensation Arrangements" below, there were no other arrangements pursuant to which any director of the Company was compensated during the past fiscal year for any service provided as a director. However, the Company has a Non-Employee Director Stock Option Plan under which directors who are not employees are granted (at the time of initial election or appointment to the Board) 20,000 options to purchase common stock and are thereafter granted 5,000 options annually so long as they continue to serve as non-employee directors. All of the options are exercisable at the market price of the common stock at the time of grant and vest proportionately over a four year period.

Other Compensation Arrangements for Directors

     In 2001, Mr. Friess was paid $37,500 in addition to his standard directors fees in consideration for extra services to the Company that he provided relating to the Company's disposition of its investment in a private company that owned Pecos Pharmaceuticals and for otherwise assisting in the analysis of Company transactions.

Agreements with Executive Officers

     The only employment contract between the Company and any executive officer of the Company who received total salary and bonus during fiscal year 2001 in excess of $100,000 is an Amended and Restated Employment Agreement with Gary H. Schlatter. Except for that Agreement as described below, the Company has not entered into any compensatory arrangement pursuant to which any executive officer of the Company will receive payment from the Company as a result of the executive officer's resignation, retirement or termination of employment or as a result of a change in control of the Company. There is no employment contract between the Company and Emile J. Jordan.

     Effective May 1, 2000, the Company's subsidiary, OraLabs, Inc., entered into an Agreement which extended and amended the Amended and Restated Employment Agreement (the "Employment Agreement" previously entered into) with Gary Schlatter. The Agreement extended the term of Mr. Schlatter's employment through April 30, 2003, unless terminated earlier pursuant to the provisions of the Employment Agreement. Under the Agreement, Mr. Schlatter agrees to devote such time and attention to the business of OraLabs, Inc. as may be required to fulfill his duties, which is expected to require a substantial amount of his working time.

     Under the Agreement, Mr. Schlatter is paid a base salary of $295,000 per year for the first twelve (12) months, $324,500 per year for the next twelve
(12) months, and $356,950 for the final twelve (12) months. Bonus compensation is payable to Mr. Schlatter as may be determined by the Board of Directors in its discretion. In 2001, Mr. Schlatter was paid a bonus of $350,000. The Board of Directors has made no determination about whether a bonus to Mr. Schlatter will be granted in 2002. Mr. Schlatter also is paid or reimbursed for lease and insurance expenses for automobile and cellular telephone expenses. Under the Employment Agreement, Mr. Schlatter has agreed that during its term and for a period of one (1) year thereafter, he will not participate in any business competitive to that of the business of OraLabs, Inc., except with respect to limited passive investments, and that he will never disclose or utilize any trade secrets or proprietary information of OraLabs, Inc. except within the scope of his employment.

     Under specified circumstances involving a change in control, Mr. Schlatter may terminate the Agreement and receive a lump sum payment equal to all of the compensation to which he otherwise would have been entitled had the Agreement remained in effect for its entire term.


                        SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ehrhardt Keefe Steiner & Hottman P.C. as the independent auditors to audit the books and accounts of the Company for the current fiscal year. Ehrhardt Keefe Steiner & Hottman P.C. has served as such independent auditors since December 29, 1998. One or more representatives of Ehrhardt Keefe Steiner & Hottman P.C. will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will respond to appropriate questions.

     The Board of Directors recommends that the stockholders vote FOR approval of the selection of Ehrhardt Keefe Steiner & Hottman P.C. as the Company's independent auditors.


                 STOCKHOLDERS PROPOSALS FOR NEXT ANNUAL MEETING

     Stockholders of the Company wishing to include proposals in the proxy material relating to the 2003 Annual Meeting of Stockholders of the Company must submit the same in writing so as to be received at the principal executive office of the Company (to the attention of the Secretary) on or before December 31, 2002 for such proposal to be considered for inclusion in the proxy statement for such meeting. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

     Stockholders who wish to submit any items of business to be addressed at an annual meeting of stockholders (rather than include the item in the proxy material) must make the submission in a timely manner as provided in the Company's Amended and Restated Bylaws. The Bylaws provide that only timely submissions of business items will be considered as proper business at the meeting. To be timely, a stockholder's written submission must be delivered to or mailed and received at, the principal business offices of the Company at least sixty (60) days in advance of the date that the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders. As this proxy statement for the 2002 annual meeting is being released on April 30, 2002, the deadline for submissions of business items for the 2003 annual meeting will be March 1, 2003. The Bylaws also specify what must be included in the written notice of submission in order for the submission to be considered timely and to be considered proper business to be conducted at the annual meeting.


                                  OTHER MATTERS

     The Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their best judgment.

     The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 accompanies this Proxy Statement and constitutes the Company's Annual Report to stockholders. Copies of any exhibits thereto will be furnished to any stockholder of the Company upon the payment of a reasonable duplicating charge. Written requests for any exhibit should be directed to OraLabs Holding Corp., 2901 South Tejon Street, Englewood, Colorado 80110, Attention: Investor Relations.


                            SOLICITATION AND EXPENSES

     The Company will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy materials. In addition to solicitation by mail, Directors, officers and regular employees of the Company (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals and the Company will reimburse them for their expenses.

                                            By Order of the Board of Directors,


                                            /s/  Gary H. Schlatter
                                            -----------------------------------
                                                 Gary H. Schlatter,
                                                 Chairman of the Board

April 30, 2002



                              ORALABS HOLDING CORP.

                     PROXY SOLICITED ON BEHALF OF COMPANY'S
                               BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 22, 2002

     The undersigned hereby appoints as proxies Gary H. Schlatter, Michael I.
Friess and Allen R. Goldstone and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the annual meeting of stockholders and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals.

     PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW

--------------------------------------------- ---------------------- ------------------------ ----------------------

1. ELECTION OF DIRECTORS                                 [ ]                   [ ]                      [ ]
   (Instructions:  To withhold authority to           FOR ALL                FOR ALL                  WITHHOLD
   vote for an individual nominee, strike a                                  EXCEPT                  AUTHORITY
   line through the nominee's name in the                                                             FOR ALL
   list below and mark center box to right.)
--------------------------------------------- ---------------------- ------------------------ ----------------------

Nominees:       Gary H. Schlatter, Allen R. Goldstone, Michael I. Friess and Robert C. Gust

--------------------------------------------- ---------------------- ------------------------ ----------------------

2. Proposal to ratify the selection of                  [ ]                    [ ]                      [ ]
   Ehrhardt Keefe Steiner & Hottman P.C. as             FOR                  AGAINST                  ABSTAIN
   the independent auditors for the fiscal
   year ended December 31, 2002
--------------------------------------------- ---------------------- ------------------------ ----------------------

     In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any adjournment(s) thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting of Stockholders.


------------------------------------
Signature                                    ----------------------------------
                                             Signature if Held Jointly
------------------------------------
Name (Please print)
                                             ----------------------------------
Date:                                        Name (Please print)
     -------------------------------

                                             Date:
                                                  -----------------------------
